Cash at Banks (Details) - Schedule of cash and cash equivalents - Cash And Cash Equivalent [Member] - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule of cash and cash equivalents [Abstract]
Cash and bank balances	[1]	$ 82,969	$ 205,866
Deposits with original maturities of three months or less		54,974	36,280
Total cash and cash equivalents		$ 137,943	$ 242,146

[1]	This item includes restricted cash in the amount of USD 10,800 thousand placed in a trust account in favor of the National Association of Insurance Commissioners (NAIC) to secure policyholders’ obligations in relation to US surplus and excess lines business (2021: USD 5,400 thousand). In addition, this item includes a restricted call deposit in the amount of USD 5,000 thousand (2021: USD 5,000 thousand) placed in favor of the Group as collateral against reinsurance arrangements. The interest earned on this deposit is recognised as a liability and transferred to the reinsurance company on a semi-annual basis.